EX-99.906CERT

                                  Certification

                    Dewayne Wiggins, President, and Ismael Lopez, Principal
               Accounting Officer of Lindbergh Funds (the "Registrant"), each certify to the best of his or her knowledge that:

                    1. The Registrant's periodic report on Form N-CSR for the
               period ended August 31, 2003 (the "Form N-CSR") fully complies with the requirements of Sections 15(d) of the Securities Exchange Act of 1934, as amended; and

                    2. The information contained in the Form N-CSR fairly
               presents, in all material respects, the financial condition and results of operations of the Registrant.

President                              Principal Accounting Officer
Lindbergh Funds                        Lindbergh Funds


/s/  Dewayne Wiggins                     /s/  Ismael Lopez
   -----------------------               --------------------------------
Dewayne Wiggins                          Ismael Lopez
Date:  October 28, 2003                    Date:  October 30, 2003
     ---------------------                 ------------------------------


                    A signed original of this written statement required by
               Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Lindbergh Funds and will be retained by Lindbergh Funds and furnished to the Securities and Exchange Commission (the "Commission") or its staff upon request.

                    This certification is being furnished to the Commission
               solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR filed with the Commission.

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